UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

 TO SECTION 13 OR 15(d) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2014

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Amendment No. 1 to the Current Report on Form 8-K, the terms “the Company,” “we,” “us” and “our” refer to CommonWealth REIT.

Explanatory Note

The Company is filing this Form 8-K/A to update Item 5.07 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2014 to report the final results of the consent solicitation to remove all of the Company’s Trustees without cause.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 18, 2014, Related Fund Management, LLC and Corvex Management LP (together, “Related/Corvex”) delivered to the Company correspondence which included written consents from holders of the Company’s outstanding common shares as of the February 18, 2014 record date consenting to the proposal by Related/Corvex to remove, without cause, Ronald J. Artinian, William A. Lamkin, Ann Logan, Joseph L. Morea, Adam D. Portnoy, Barry M. Portnoy and Frederick N. Zeytoonjian as Trustees of the Company and any other person or persons elected or appointed to the Board of Trustees of the Company prior to the effective time of such proposal.  The Company has inspected the documentation provided by Related/Corvex and determined that holders of more than 2/3 of the Company’s outstanding common shares as of the February 18, 2014 record date consented to this proposal.  Accordingly, on March 25, 2014, Ronald J. Artinian, William A. Lamkin, Ann Logan, Joseph L. Morea, Adam D. Portnoy, Barry M. Portnoy and Frederick N. Zeytoonjian certified, pursuant to Section 2.7 of the Company’s Declaration of Trust, their removal from their positions as Trustees of the Company. The final results of the Related/Corvex consent solicitation are set forth in the table below:

	Consent to Remove	Against Removal	Abstain
Ronald J. Artinian	96,519,999	2,616,865	183,567
William A. Lamkin	99,073,207	63,657	183,567
Ann Logan	96,517,303	2,619,561	183,567
Joseph L. Morea	96,534,228	2,602,636	183,567
Adam D. Portnoy	99,111,573	25,291	183,567
Barry M. Portnoy	99,111,802	25,187	183,442
Frederick N. Zeytoonjian	99,076,194	60,670	183,567
Any other person or persons elected or appointed to the Board prior to the effective time of the proposal	99,121,487	15,502	183,442

A copy of the Company’s press release announcing the certification of the removal of the Company’s Trustees is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.07.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

99.1                        Press Release dated March 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  March 26, 2014